UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): November 1, 2019

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE		84-2421185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 S. Capitol Blvd. Suite 1000 Boise, Idaho (Address of principal executive offices)	83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

US ECOLOGY PARENT, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to purchase Common Stock	ECOLW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion at 12:01 a.m., Boise, Idaho time, on November 1, 2019 (the “Effective Time”), of the previously announced Mergers (as defined below) contemplated by the Agreement and Plan of Merger, dated as of June 23, 2019 (the “Merger Agreement”), by and among US Ecology, Inc. (f/k/a US Ecology Parent, Inc., the “Company”), NRC Group Holdings Corp., a Delaware corporation (“NRCG”), US Ecology Holdings, Inc. (f/k/a US Ecology, Inc.), a Delaware corporation (“Predecessor US Ecology”), Rooster Merger Sub, Inc., a Delaware corporation (“NRCG Merger Sub”), and ECOL Merger Sub, Inc., a Delaware corporation (“ECOL Merger Sub”).

At the Effective Time, in accordance with the Merger Agreement, (1) ECOL Merger Sub merged with and into Predecessor US Ecology (the “ECOL Merger”), with Predecessor US Ecology continuing as the surviving company and as a wholly-owned subsidiary of the Company, and (2) NRCG Merger Sub merged with and into NRCG, (the “NRCG Merger” and, together with the ECOL Merger, the “Mergers”), with NRCG continuing as the surviving company and as a wholly-owned subsidiary of the Company. As a result of the Mergers, the Company changed its name to “US Ecology, Inc.” and became a publicly traded corporation.

Following the completion of the Mergers, the Company contributed all of the issued and outstanding equity interests of NRCG to Predecessor US Ecology so that, after such contribution, NRCG became a wholly-owned subsidiary of Predecessor US Ecology (the “Contribution”).

The foregoing description of the Mergers, the Contribution and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 1.01.             Entry into a Material Definitive Agreement

On November 1, 2019, Predecessor US Ecology entered into the second amendment (the “Second Amendment”) to the Credit Agreement, dated April 18, 2017 (the “Credit Agreement”), by and among Predecessor US Ecology and certain affiliate guarantors, including the Company, the lenders referred to therein, and Wells Fargo Bank, National Association, as issuing lender, swingline lender and administrative agent. Among other things, the Second Amendment amends the Credit Agreement to increase the capacity for incremental term loans by $50,000,000 and provides for Wells Fargo lending $450,000,000 in incremental term loans to Predecessor US Ecology to pay off the existing debt of NRCG in connection with the Mergers, to pay the fees, costs and expenses in connection with the Mergers and to pay down outstanding revolving credit loans under the Credit Agreement. Such incremental term loans have seven year maturity date and an interest rate of the London Interbank Offered Rate (“LIBOR”) plus 2.25% or a base rate plus 1.25% (with a step-up to LIBOR plus 2.50% or a base rate plus 1.50% in the event that Predecessor US Ecology’s credit ratings are not BB (with a stable or better outlook) or better from S&P and Ba2 (with a stable or better outlook) or better from Moody’s).

Also on November 1, 2019, the Company and American Stock Transfer & Trust Company, LLC entered into, and NRCG and Continental Stock Transfer & Trust Company acknowledged, that certain Assignment, Assumption and Amendment to the Warrant Agreement, dated as of the date hereof (the “Warrant Agreement”), in order to satisfy the applicable terms and conditions under the Warrant Agreement, dated as of June 22, 2017 (the “NRCG Warrant Agreement”), between Continental Stock Transfer & Trust Company and NRCG.

The foregoing descriptions of the Second Amendment and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to the Second Amendment and the Warrant Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

As described above, at the Effective Time, pursuant to the Merger Agreement, (1) ECOL Merger Sub merged with and into Predecessor US Ecology, with Predecessor US Ecology continuing as the surviving company and (2) NRCG Merger Sub merged with and into NRCG, with NRCG continuing as the surviving company. As a result of the Mergers, both Predecessor US Ecology and NRCG became wholly-owned subsidiaries of the Company. Following the completion of the Mergers, the Company completed the Contribution.

In the ECOL Merger, each share of common stock, par value $0.01 per share, of Predecessor US Ecology (“Predecessor US Ecology Common Stock”) issued and outstanding immediately prior to the Effective Time (other than cancelled shares) was converted into one share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) (the “ECOL Merger Consideration”). Each share of Predecessor US Ecology Common Stock that was held by Predecessor US Ecology as treasury stock or that was owned by Predecessor US Ecology, ECOL Merger Sub, or any other subsidiary of Predecessor US Ecology, immediately prior to the Effective Time ceased to be outstanding and was cancelled and ceased to exist, and no consideration was delivered in exchange therefor. At the Effective Time, outstanding equity awards of Predecessor US Ecology were automatically assumed by the Company and converted into equity awards of the Company on a one-for-one basis as set forth in the Merger Agreement.

At the Effective Time, each share of common stock, par value $0.0001 per share, of NRCG (“NRCG Common Stock”) issued and outstanding immediately prior to the Effective Time (other than cancelled shares) was converted into: (1) 0.196 (the “NRCG Exchange Ratio”) of a share of Company Common Stock, (2) any cash in lieu of fractional shares of Company Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof became entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. Outstanding NRCG equity awards were converted into equity awards of the Company pursuant to the mechanics set forth in the Merger Agreement. In the NRCG Merger, each share of NRCG Common Stock that was held by NRCG as treasury stock or that was owned by NRCG, NRCG Merger Sub or any other subsidiary of Predecessor US Ecology or NRCG immediately prior to the Effective Time ceased to be outstanding and was cancelled and ceased to exist, and no consideration was delivered in exchange therefor.

In addition, in the NRCG Merger, each share of 7.00% Series A Convertible Cumulative Preferred Stock, par value $0.0001 per share, of NRCG (the “NRCG Series A Preferred Stock”) was converted into, and became exchangeable for: (1) that number of shares of Company Common Stock equal to the product of (a) that number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each, as defined in the Certificate of Designations, Preferences, Rights and Limitations, dated as of October 17, 2018 and corrected on October 23, 2018)) multiplied by (b) the NRCG Exchange Ratio; (2) any cash in lieu of fractional shares of Company Common Stock payable pursuant to the Merger Agreement; and (3) any dividends or other distributions to which the holder thereof became entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement.

At the Effective Time, in respect of each outstanding warrant to purchase NRCG Common Stock (each, a “NRCG Warrant”) issued pursuant to the NRCG Warrant Agreement, the Company issued a replacement warrant (each, a “Replacement Warrant”) to each holder of such NRCG Warrant that complies with and satisfies the applicable terms and conditions under the NRCG Warrant Agreement and is exercisable for a number of shares of Company Common Stock equal to the product (rounded to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) the NRCG Exchange Ratio. The Replacement Warrants were issued pursuant to that certain Warrant Agreement, which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

At the Effective Time, Predecessor US Ecology caused all shares of the Company issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

The issuance of Company Common Stock, the Replacement Warrants and the Common Stock underlying the Replacement Warrants in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-4 (File No. 333-232930) (as amended, the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on September 19, 2019.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company hereby identifies itself as the successor issuer to Predecessor US Ecology and the Company Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The Company Common Stock and Replacement Warrants have been approved for quotation on the Nasdaq Global Select Market (“Nasdaq”) and will trade under the symbol “ECOL” and “ECOLW,” respectively, starting on November 1, 2019.  The description of Company Common Stock and Replacement Warrants set forth in the Registration Statement is incorporated by reference herein.

Predecessor US Ecology Common Stock was registered pursuant to Section 12(b) of the Exchange Act and quoted on Nasdaq and the NRCG Common Stock and NRCG Warrants were registered pursuant to Section 12(b) of the Exchange Act and quoted on NYSE American. Effective as of the close of market on October 31, 2019, each of the Predecessor US Ecology Common Stock, the NRCG Common Stock and the NRCG Warrants ceased to be traded and will no longer be quoted on Nasdaq and NYSE American, respectively. As a consequence of the Mergers, Form 25s will be filed with the SEC to remove Predecessor US Ecology Common Stock from listing and registration on Nasdaq and from registration under the Exchange Act and remove NRCG Common Stock and NRCG Warrants from listing and registration on NYSE American, and each of Predecessor US Ecology and NRCG intend to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Predecessor US Ecology Common Stock and the NRCG Common Stock and NRCG Warrants, respectively, and suspend all of their respective reporting obligations under Section 15(d) of the Exchange Act.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1. The representations, warranties and covenants contained in the Merger Agreement have been made only for purposes of such agreement and are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or the parties’ respective businesses.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 1, 2019, the Company entered into the Second Amendment.  The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03.             Material Modification to Rights of Security Holders.

At the Effective Time, the Company’s certificate of incorporation was amended and restated (the “Company Amended Charter”) to be substantially identical to Predecessor US Ecology’s existing certificate of incorporation with the addition of certain provisions to adopt ownership qualifications, restrictions, requirements and procedures to facilitate the Company’s compliance with the U.S. citizenship requirements of the Jones Act. In order to assist the Company in facilitating compliance with the Jones Act following the closing of the Mergers, the Company Amended Charter includes in Article Eighth provisions (1) limiting the ownership of any class or series of Company capital stock by non-U.S. Citizens to 24% (so as to allow a margin of safety under the statutory maximum of 25%), (2) prohibiting the transfer of shares of Company capital stock if doing so would cause the Company to exceed the 24% non-U.S. Citizen ownership threshold (the “Excess Shares” as defined in the proposed Company Amended Charter), (3) authorizing the redemption of Excess Shares, (4) suspending the right to vote and to receive dividends and distributions for such Excess Shares, (5) establishing procedures for the redemption of Excess Shares including providing notice and setting the redemption price, (6) authorizing the Company to make citizenship determinations with respect to the holders of its capital stock, (7) requiring holders (including beneficial holders) of Company capital stock to submit information to establish the citizenship of such holder, and (8) generally authorizing the Board of Directors (the “Board”) of the Company  to take appropriate action to monitor and maintain compliance with the ownership requirements of the Jones Act. In addition to the foregoing, pursuant to the Company Amended Charter, the Company changed its name from “US Ecology Parent, Inc.” to “US Ecology, Inc.”

The information set forth in the Introductory Note above and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The foregoing description of the Company Amended Charter does not purport to be complete and is qualified in its entirety by reference to the Company Amended Charter, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Mergers, on the November 1, 2019, Eric L. Gerratt and Simon G. Bell ceased being members of the Board. Effective as of the Closing, Jeffrey R. Feeler, as the sole remaining director, increased the size of the Board to nine members and appointed each of Joe F. Colvin, Katina Dorton, Glenn A. Eisenberg, Daniel Fox, Ronald C. Keating, Stephen A. Romano, John T. Sahlberg and Melanie Steiner to the Board to serve a one-year term until the 2020 Annual Meeting of the Company.  As a result, the Board is identical to the board of directors of Predecessor US Ecology immediately prior to the Closing.

In connection with the completion of the Mergers, the individuals identified below, who were members of the same committees of Predecessor US Ecology’s board of directors immediately prior to the closing of the Mergers, were designated and appointed to the following committees:

Audit and Risk Committee

Glenn A. Eisenberg (Chairman)

Daniel Fox

Melanie Steiner

Corporate Governance Committee

Katina Dorton

Daniel Fox (Chairman)

Ronald C. Keating

Compensation Committee

Joe F. Colvin

Glenn A. Eisenberg

Ronald C. Keating

John T. Sahlberg (Chairman)

Pursuant to the terms of the Merger Agreement, the officers of Predecessor US Ecology immediately prior to the Effective Time became the officers holding the same title with the Company. Upon the completion of the Mergers, each of Jeffrey R. Feeler, Eric L. Gerratt, Simon G. Bell, Steven D. Welling and Andrew P. Marshall were appointed to the respective offices of the Company, to serve in such capacity until his or her earlier death, termination or resignation.

Name	Position
Jeffrey R. Feeler	President and Chief Executive Officer (Principal Executive Officer)
Eric L. Gerratt	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Simon G. Bell	Executive Vice President and Chief Operating Officer
Steven D. Welling	Executive Vice President of Sales and Marketing
Andrew P. Marshall	Executive Vice President of Regulatory Compliance and Safety

The above named directors and officers shall be entitled to the same compensation that they would be entitled to had they remained directors and officers of Predecessor US Ecology as described in the definitive proxy statement filed by Predecessor US Ecology with the SEC on April 11, 2019.

Compensatory Plans

Pursuant to the Merger Agreement, at the Effective Time, the Company assumed each of the (1) US Ecology, Inc. Omnibus Incentive Plan (the “Omnibus Plan”), (2) the American Ecology Corporation 2008 Stock Option Incentive Plan (the “ECOL Option Plan”) and (3) the NRC Group Holdings Corp. 2018 Equity and Incentive Compensation Plan (the “NRCG Equity Plan”) by adopting (A) the Amended and Restated US Ecology, Inc. Omnibus Plan (the “Amended Omnibus Plan”), (B) the Amended and Restated US Ecology, Inc. 2008 Option Incentive Plan (the “Amended Option Plan”) and (C) the Amended and Restated US Ecology, Inc. 2018 Equity and Incentive Compensation Plan (the “Amended Equity Plan”), respectively.  The ECOL Option Plan and the NRCG Equity Plan were assumed by the Company solely for the purpose of replacing outstanding equity awards of Predecessor US Ecology and NRCG, respectively, with substantially similar equity awards of the Company, as contemplated by the Merger Agreement. Similarly, the ECOL Omnibus Plan was assumed by the Company for the purpose of granting such replacement equity awards of the Company as contemplated by the Merger Agreement. However, the Company may also grant any future equity awards unrelated to the Mergers under the Amended Omnibus Plan.

The foregoing description of the Amended Omnibus Plan, the Amended Option Plan and the Amended Equity Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Omnibus Plan, the Amended Option Plan and the Amended Equity Plan, which are attached hereto as Exhibits 10.2 through 10.4 and are incorporated herein by reference.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately following the Effective Time, the Company adopted the Company Amended Charter.  The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Immediately following the Effective Time, the Company’s bylaws were amended and restated (the “Amended and Restated Bylaws”) to be identical to the bylaws of Predecessor US Ecology in effect immediately prior to the Mergers, as contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus.

Copies of the Company Amended Charter and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 7.01.             Regulation FD Disclosure.

A copy of the Company’s press release dated November 1, 2019 announcing the closing of the Mergers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

NRCG’s audited consolidated financial statements as of December 31, 2018 and 2017, the related notes, and the independent auditors’ reports were previously included with the Registration Statement and are incorporated herein by reference.

NRCG’s unaudited consolidated financial statements as of and for the three and six month period ended June 30, 2019 and 2018 were previously included in the Registration Statement and are incorporated herein by reference.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheet of the Company and NRCG as of June 30, 2019, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, and as of the six-month period ended June 30, 2019, and the unaudited notes related thereto were previously included in the Registration Statement under the heading “Unaudited Pro Forma Condensed Combined Financial Statements,” and are incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Description

2.1*

Agreement and Plan of Merger, dated as of June 23, 2019, by and among US Ecology, Inc., NRC Group Holdings Corp., US Ecology Parent, Inc., Rooster Merger Sub, Inc. and ECOL Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to US Ecology Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on June 24, 2019).

3.1	Amended and Restated Certificate of Incorporation of US Ecology, Inc.

3.2	Amended and Restated Bylaws of US Ecology, Inc.

4.1

Assignment, Assumption and Amendment to the Warrant Agreement, dated as of November 1, 2019, by and between US Ecology, Inc., American Stock Transfer & Trust Company, LLC, NRC Group Holdings Corp. and Continental Stock Transfer & Trust Company.

10.1

Second Amendment, dated as of November 1, 2019, by and among US Ecology Holdings, Inc., certain subsidiary guarantors, each consenting lender and Wells Fargo Bank, National Association, as lender and administrative agent

10.2	Amended and Restated US Ecology, Inc. Omnibus Incentive Plan, effective as of November 1, 2019

10.3	Amended and Restated US Ecology, Inc. 2008 Stock Option Incentive Plan , effective as of November 1, 2019

10.4	Amended and Restated US Ecology, Inc. 2018 Equity and Incentive Compensation Plan, effective as of November 1, 2019

99.1	Press release, dated November 1, 2019

* Exhibit* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: November 1, 2019	By:	/s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer